PIMCO Short Term Municipal Bond
Active Exchange-Traded Fund
Summary Prospectus
November 1, 2021
Ticker	SMMU	NYSE Arca
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.
You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders (once available) and other information about the Fund online at pimcoetfs.com/resources. You can also get this information at no cost by calling 888.400.4ETF (888.400.4383) or by sending an email request to piprocess@dstsystems.com. The Fund’s prospectus and Statement of Additional Information, both dated November 1, 2021, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks attractive tax-exempt income, consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.35%
Total Annual Fund Operating Expenses	0.35%
Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.
The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO’s market forecasts and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The dollar- weighted average portfolio maturity of the Fund is normally not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

PIMCO ETF Trust | Summary Prospectus

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value, particularly during times of market stress
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Municipal Bond Risk: the risk that by investing in Municipal Bonds the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker, or the clearinghouse. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by

2  Summary Prospectus | PIMCO ETF Trust

Summary Prospectus

showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The Bloomberg 1 Year Municipal Bond Index is the 1 Year (1-2) component of the Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/ BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. It is not possible to invest directly in an index.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/investments/etf.
  Calendar Year Total Returns
Best Quarter	June 30, 2020	1.70%
Worst Quarter	December 31, 2016	-1.22%
Year-to-Date	September 30, 2021	0.28%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	10 Years
Return Before Taxes	2.83%	1.87%	1.43%
Return After Taxes on Distributions(1)	2.80%	1.84%	1.38%
Return After Taxes on Distributions and Sales of Fund Shares(1)	2.15%	1.74%	1.32%
Bloomberg 1-Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.76%	1.43%	1.16%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by David Hammer and Rachel Betton. Mr. Hammer is a Managing Director of PIMCO, and he has managed the Fund since August 2015. Ms. Betton is a Senior Vice President of PIMCO, and she has managed the Fund since January 2020.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at https://www.pimco.com/en-us/investments/etf.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
 Dividends paid to shareholders of the Fund derived from Municipal Bond interest are expected to be designated by the Fund as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary, PIMCO or other related companies may pay the intermediary for the sale of Fund shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

November 1, 2021 | SUMMARY PROSPECTUS  3

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